                                                                                 1717 K Street, NW, Suite 707
                                                                                 Washington, DC  20006-1504
                                                                                 Telephone (202) 331-8055
                                                                                 Fax (202) 331-8190
                                                                                 TIN: 52-6220193
                                                                                 Participant I.D.: BTT027
                                                                                 TIN: 52-6127745
                                                                                 Distributions are: Reinvested
        Mr. Dave Stupar, Executive Director
        Bricklayers & Trowel Trades
        Int'l. Pension Fund
        815 Fifteenth Street, N.W.
        Washington, DC  20005
                                                Investment Summary
                                       August 1, 1999 - August 31, 1999
                                                   Transactions
                                                                        Market Value    Units this        Total        Investment
  Date         Description        Dollar Amount        per Unit      Transaction        Units         Balance
 08/01/99   Beginning Balance                          $1,049.8816                      41,963.7197
$44,056,937.18

 08/31/99   Income of $6.1378/unit  257,564.66
 08/31/99   Reinvestment of Income 257,564.66  1 ,044.5313   246.5840   42,210.3037
44,089,983.40

 08/31/99   Ending Balance                             $1,044.5313                          42,2103037
$44,089,983.40

                                             Monthly Income Per Unit

                    Ordinary Income    Capital Gains     Operating Expenses      Net Income

                     $6.4728954122      0.0000000000       (0.3351014878 )       6.1377939244


                                                   Performance

    Type of Return                 1-Month    3-Month    1-Year     3-Year     5-Year    10-Year
Inception-to-Date
  Trust Time-Weighted, Gross        0.11%     - 1.61%     0.78%     7.59%      8.33%        8.69%
 --

  Trust Time-Weighted, Net            0.08%     - 1.70%    0. 40%     7.16%      7.89%        8.18%
 --

  Participant Dollar-Weighted, Net  0.08%      1.70%     0.40%      7.15%      7.83%        8.08%
 8.87%

<F1>
                              Note:  Returns greater than one year are annualized.

 All performance figures presented herein are based upon historical results and do not assure future performance.
                     Units may be worth more or less at redemption than at original purchase.